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                                                                     Exhibit 10

           Consent of Independent Registered Public Accounting Firm

The Board of Directors
Genworth Life Insurance Company of New York:

We consent to the use of our report dated April 20, 2009 with respect to the Genworth Life Insurance Company of New York and subsidiaries' consolidated financial statements, and the use of our report dated April 20, 2009 with respect to the Genworth Life of New York VA Separate Account 2 included in the Statement of Additional Information and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

/s/KPMG LLP

Richmond, Virginia
April 27, 2009